SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 26, 1997



                           GLENAYRE TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



Delaware                               0-15761                       98-0085742
(STATE OR OTHER JURISDICTION         (COMMISSION                   (IRS EMPLOYER
OF INCORPORATION)                   FILE NUMBER)             IDENTIFICATION NO.)



5935 Carnegie Boulevard, Charlotte, North Carolina                   28209
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)


Registrant's telephone number, including area code   (704) 553-0038


                                 Not applicable
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


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



ITEM 5.  OTHER EVENTS.

         The Registrant confirmed on February 26, 1997 that a shareholder's derivative lawsuit had been filed against certain current and former members of its Board of Directors by one shareholder. The Registrant's News Release is filed herewith as Exhibit 99 to this Report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

                  99.    Registrant's News Release dated February 26, 1997.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                               GLENAYRE TECHNOLOGIES, INC.



                               By  /s/ Stanley Ciepcielinski
                                 -----------------------------------------
                                        Stanley Ciepcielinski
                                        Executive Vice President and
                                        Chief Financial Officer


Dated:  February 28, 1997




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



                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    EXHIBITS

                                    FORM 8-K
                                 CURRENT REPORT


Date of Report                                         Commission File Number
February 26, 1997                                            0-15761


                           GLENAYRE TECHNOLOGIES, INC.

                                  EXHIBIT INDEX


Exhibit No                                            Exhibit Description

   99                                             Glenayre Technologies, Inc.
                                                  News Release dated February
                                                  26, 1997.




                                Page 3 of 4 Pages